Exhibit (a)(109)

MORGAN STANLEY INSTITUTIONAL FUND, INC.

ARTICLES OF AMENDMENT

MORGAN STANLEY INSTITUTIONAL FUND, INC., a Maryland corporation (the “Corporation”), does hereby certify to the State Department of Assessments and Taxation of Maryland (the “Department”) that:

FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940.

SECOND: Pursuant to the authority contained in Section 2-605(a)(2) of the Maryland General Corporation Law (the “MGCL”), the Board of Directors of the Corporation at a meeting duly convened and held on April 24-25, 2024 approved the change of the name of the Global Sustain Portfolio, a portfolio of common stock of the Corporation, to the Global Stars Portfolio.

THIRD: The Corporation desires to, and does hereby, amend its Articles of Restatement, as amended and supplemented (the “Charter”), pursuant to Sections 2-601 et seq. of the MGCL to change the name of the portfolio of common stock of the Corporation referred to above by deleting from the Charter the existing Article FIFTH, Section 3 in its entirety, and inserting in lieu thereof, the following new Article FIFTH, Section 3:

3. Pursuant to Section 2-105 of the Maryland General Corporation Law, the Board of Directors of the Corporation shall have the power to designate one or more classes of shares of Common Stock, to fix the number of shares in any such class and to classify or reclassify any unissued shares with respect to such class. Any such class (subject to any applicable rule, regulation or order of the Securities and Exchange Commission or other applicable law or regulation) shall have such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and other characteristics as the Board may determine in the absence of contrary determination set forth herein. The aforesaid power shall include the power to create, by classifying or reclassifying unissued shares in the aforesaid manner, one or more classes in addition to those initially designated as named below. Subject to such aforesaid power, the Board of Directors has designated the following portfolios of the Corporation and for certain of which has designated two classes of shares of Common Stock of the Corporation. The names of such classes and the number of shares of Common Stock classified and allocated to these classes are as follows:

NAME OF CLASS	NUMBER OF SHARES OF COMMON STOCK CLASSIFIED AND ALLOCATED
Advantage Portfolio – Class I	500,000,000 shares
Advantage Portfolio – Class A	1,000,000,000 shares
Advantage Portfolio – Class L	500,000,000 shares
Advantage Portfolio – Class R6	500,000,000 shares
Advantage Portfolio – Class C	500,000,000 shares
Advantage Portfolio – Class T	500,000,000 shares
Advantage Portfolio – Class IR	500,000,000 shares
American Resilience Portfolio – Class I	625,000,000 shares
American Resilience Portfolio – Class A	625,000,000 shares
American Resilience Portfolio – Class R6	625,000,000 shares
American Resilience Portfolio – Class C	625,000,000 shares
American Resilience Portfolio – Class IR	625,000,000 shares
Asia Opportunity Portfolio – Class I	500,000,000 shares
Asia Opportunity Portfolio – Class A	500,000,000 shares
Asia Opportunity Portfolio – Class R6	500,000,000 shares
Asia Opportunity Portfolio – Class C	500,000,000 shares
Asia Opportunity Portfolio – Class T	500,000,000 shares
Asia Opportunity Portfolio – Class IR	500,000,000 shares
Counterpoint Global Portfolio – Class I	500,000,000 shares
Counterpoint Global Portfolio – Class A	500,000,000 shares
Counterpoint Global Portfolio – Class R6	500,000,000 shares
Counterpoint Global Portfolio – Class C	500,000,000 shares
Counterpoint Global Portfolio – Class T	500,000,000 shares
Counterpoint Global Portfolio – Class IR	500,000,000 shares
Developing Opportunity Portfolio – Class I	500,000,000 shares
Developing Opportunity Portfolio – Class A	500,000,000 shares
Developing Opportunity Portfolio – Class R6	500,000,000 shares
Developing Opportunity Portfolio – Class C	500,000,000 shares
Developing Opportunity Portfolio – Class IR	500,000,000 shares
Emerging Markets Leaders Portfolio – Class I	500,000,000 shares
Emerging Markets Leaders Portfolio – Class A	1,000,000,000 shares
Emerging Markets Leaders Portfolio – Class L	500,000,000 shares
Emerging Markets Leaders Portfolio – Class R6	500,000,000 shares
Emerging Markets Leaders Portfolio – Class C	500,000,000 shares
Emerging Markets Leaders Portfolio – Class T	500,000,000 shares
Emerging Markets Leaders Portfolio – Class IR	500,000,000 shares
Emerging Markets Portfolio – Class I	500,000,000 shares
Emerging Markets Portfolio – Class A	1,000,000,000 shares
Emerging Markets Portfolio – Class L	500,000,000 shares
Emerging Markets Portfolio – Class R6	500,000,000 shares
Emerging Markets Portfolio – Class C	500,000,000 shares
2

Emerging Markets Portfolio – Class T	500,000,000 shares
Emerging Markets Portfolio – Class IR	500,000,000 shares
Emerging Markets ex China Portfolio – Class I	625,000,000 shares
Emerging Markets ex China Portfolio – Class A	625,000,000 shares
Emerging Markets ex China Portfolio – Class R6	625,000,000 shares
Emerging Markets ex China Portfolio – Class C	625,000,000 shares
Emerging Markets ex China Portfolio – Class IR	625,000,000 shares
Global Concentrated Portfolio – Class I	500,000,000 shares
Global Concentrated Portfolio – Class A	500,000,000 shares
Global Concentrated Portfolio – Class R6	500,000,000 shares
Global Concentrated Portfolio – Class C	500,000,000 shares
Global Concentrated Portfolio – Class T	500,000,000 shares
Global Concentrated Portfolio – Class IR	500,000,000 shares
Global Core Portfolio – Class I	500,000,000 shares
Global Core Portfolio – Class A	500,000,000 shares
Global Core Portfolio – Class R6	500,000,000 shares
Global Core Portfolio – Class C	500,000,000 shares
Global Core Portfolio – Class T	500,000,000 shares
Global Core Portfolio – Class IR	500,000,000 shares
Global Endurance Portfolio – Class I	500,000,000 shares
Global Endurance Portfolio – Class A	500,000,000 shares
Global Endurance Portfolio – Class R6	500,000,000 shares
Global Endurance Portfolio – Class C	500,000,000 shares
Global Endurance Portfolio – Class T	500,000,000 shares
Global Endurance Portfolio – Class IR	500,000,000 shares
Global Focus Real Estate Portfolio – Class I	625,000,000 shares
Global Focus Real Estate Portfolio – Class A	625,000,000 shares
Global Focus Real Estate Portfolio – Class R6	625,000,000 shares
Global Focus Real Estate Portfolio – Class C	625,000,000 shares
Global Focus Real Estate Portfolio – Class IR	625,000,000 shares
Global Franchise Portfolio – Class I	500,000,000 shares
Global Franchise Portfolio – Class A	1,000,000,000 shares
Global Franchise Portfolio – Class L	500,000,000 shares
Global Franchise Portfolio – Class R6	500,000,000 shares
Global Franchise Portfolio – Class C	500,000,000 shares
Global Franchise Portfolio – Class T	500,000,000 shares
Global Franchise Portfolio – Class IR	500,000,000 shares
Global Infrastructure Portfolio – Class I	500,000,000 shares
Global Infrastructure Portfolio – Class A	1,000,000,000 shares
Global Infrastructure Portfolio – Class L	500,000,000 shares
Global Infrastructure Portfolio – Class R6	500,000,000 shares
Global Infrastructure Portfolio – Class C	500,000,000 shares
Global Infrastructure Portfolio – Class T	500,000,000 shares
Global Infrastructure Portfolio – Class IR	500,000,000 shares
Global Insight Portfolio – Class I	500,000,000 shares
Global Insight Portfolio – Class A	1,000,000,000 shares
3

Global Insight Portfolio – Class L	500,000,000 shares
Global Insight Portfolio – Class R6	500,000,000 shares
Global Insight Portfolio – Class C	500,000,000 shares
Global Insight Portfolio – Class T	500,000,000 shares
Global Insight Portfolio – Class IR	500,000,000 shares
Global Opportunity Portfolio – Class I	500,000,000 shares
Global Opportunity Portfolio – Class A	1,000,000,000 shares
Global Opportunity Portfolio – Class L	500,000,000 shares
Global Opportunity Portfolio – Class R6	500,000,000 shares
Global Opportunity Portfolio – Class C	500,000,000 shares
Global Opportunity Portfolio – Class T	500,000,000 shares
Global Opportunity Portfolio – Class IR	500,000,000 shares
Global Permanence Portfolio – Class I	500,000,000 shares
Global Permanence Portfolio – Class A	500,000,000 shares
Global Permanence Portfolio – Class R6	500,000,000 shares
Global Permanence Portfolio – Class C	500,000,000 shares
Global Permanence Portfolio – Class IR	500,000,000 shares
Global Real Estate Portfolio – Class I	500,000,000 shares
Global Real Estate Portfolio – Class A	1,000,000,000 shares
Global Real Estate Portfolio – Class L	500,000,000 shares
Global Real Estate Portfolio – Class R6	500,000,000 shares
Global Real Estate Portfolio – Class C	500,000,000 shares
Global Real Estate Portfolio – Class T	500,000,000 shares
Global Real Estate Portfolio – Class IR	500,000,000 shares
Global Stars Portfolio – Class I	500,000,000 shares
Global Stars Portfolio – Class A	500,000,000 shares
Global Stars Portfolio – Class L	500,000,000 shares
Global Stars Portfolio – Class R6	500,000,000 shares
Global Stars Portfolio – Class C	500,000,000 shares
Global Stars Portfolio – Class T	500,000,000 shares
Global Stars Portfolio – Class IR	500,000,000 shares
Growth Portfolio – Class I	500,000,000 shares
Growth Portfolio – Class A	1,000,000,000 shares
Growth Portfolio – Class L	500,000,000 shares
Growth Portfolio – Class R6	500,000,000 shares
Growth Portfolio – Class C	500,000,000 shares
Growth Portfolio – Class T	500,000,000 shares
Growth Portfolio – Class IR	500,000,000 shares
Inception Portfolio – Class I	500,000,000 shares
Inception Portfolio – Class A	1,000,000,000 shares
Inception Portfolio – Class L	500,000,000 shares
Inception Portfolio – Class R6	500,000,000 shares
Inception Portfolio – Class C	500,000,000 shares
Inception Portfolio – Class T	500,000,000 shares
Inception Portfolio – Class IR	500,000,000 shares
International Advantage Portfolio – Class I	500,000,000 shares
4

International Advantage Portfolio – Class A	1,000,000,000 shares
International Advantage Portfolio – Class L	500,000,000 shares
International Advantage Portfolio – Class R6	500,000,000 shares
International Advantage Portfolio – Class C	500,000,000 shares
International Advantage Portfolio – Class T	500,000,000 shares
International Advantage Portfolio – Class IR	500,000,000 shares
International Equity Portfolio – Class I	500,000,000 shares
International Equity Portfolio – Class A	1,000,000,000 shares
International Equity Portfolio – Class L	500,000,000 shares
International Equity Portfolio – Class R6	500,000,000 shares
International Equity Portfolio – Class C	500,000,000 shares
International Equity Portfolio – Class T	500,000,000 shares
International Equity Portfolio – Class IR	500,000,000 shares
International Opportunity Portfolio – Class I	500,000,000 shares
International Opportunity Portfolio – Class A	1,000,000,000 shares
International Opportunity Portfolio – Class L	500,000,000 shares
International Opportunity Portfolio – Class R6	500,000,000 shares
International Opportunity Portfolio – Class C	500,000,000 shares
International Opportunity Portfolio – Class T	500,000,000 shares
International Opportunity Portfolio – Class IR	500,000,000 shares
International Resilience Portfolio – Class I	625,000,000 shares
International Resilience Portfolio – Class A	625,000,000 shares
International Resilience Portfolio – Class R6	625,000,000 shares
International Resilience Portfolio – Class C	625,000,000 shares
International Resilience Portfolio – Class IR	625,000,000 shares
Multi-Asset Real Return Portfolio – Class I	500,000,000 shares
Multi-Asset Real Return Portfolio – Class A	500,000,000 shares
Multi-Asset Real Return Portfolio – Class R6	500,000,000 shares
Multi-Asset Real Return Portfolio – Class C	500,000,000 shares
Multi-Asset Real Return Portfolio – Class T	500,000,000 shares
Multi-Asset Real Return Portfolio – Class IR	500,000,000 shares
Next Gen Emerging Markets Portfolio – Class I	500,000,000 shares
Next Gen Emerging Markets Portfolio – Class A	1,000,000,000 shares
Next Gen Emerging Markets Portfolio – Class L	500,000,000 shares
Next Gen Emerging Markets Portfolio – Class R6	500,000,000 shares
Next Gen Emerging Markets Portfolio – Class C	500,000,000 shares
Next Gen Emerging Markets Portfolio – Class T	500,000,000 shares
Next Gen Emerging Markets Portfolio – Class IR	500,000,000 shares
Passport Overseas Equity Portfolio – Class I	500,000,000 shares
Passport Overseas Equity Portfolio – Class A	1,000,000,000 shares
Passport Overseas Equity Portfolio – Class L	500,000,000 shares
Passport Overseas Equity Portfolio – Class R6	500,000,000 shares
Passport Overseas Equity Portfolio – Class C	500,000,000 shares
Passport Overseas Equity Portfolio – Class T	500,000,000 shares
Passport Overseas Equity Portfolio – Class IR	500,000,000 shares
Permanence Portfolio– Class I	500,000,000 shares
5

Permanence Portfolio– Class A	500,000,000 shares
Permanence Portfolio– Class R6	500,000,000 shares
Permanence Portfolio– Class C	500,000,000 shares
Permanence Portfolio– Class IR	500,000,000 shares
US Core Portfolio – Class I	500,000,000 shares
US Core Portfolio – Class A	500,000,000 shares
US Core Portfolio – Class R6	500,000,000 shares
US Core Portfolio – Class C	500,000,000 shares
US Core Portfolio – Class T	500,000,000 shares
US Core Portfolio – Class IR	500,000,000 shares
U.S. Focus Real Estate Portfolio – Class I	625,000,000 shares
U.S. Focus Real Estate Portfolio – Class A	625,000,000 shares
U.S. Focus Real Estate Portfolio – Class R6	625,000,000 shares
U.S. Focus Real Estate Portfolio – Class C	625,000,000 shares
U.S. Focus Real Estate Portfolio – Class IR	625,000,000 shares
U.S. Real Estate Portfolio – Class I	500,000,000 shares
U.S. Real Estate Portfolio – Class A	1,000,000,000 shares
U.S. Real Estate Portfolio – Class L	500,000,000 shares
U.S. Real Estate Portfolio – Class R6	500,000,000 shares
U.S. Real Estate Portfolio – Class C	500,000,000 shares
U.S. Real Estate Portfolio – Class T	500,000,000 shares
U.S. Real Estate Portfolio – Class IR	500,000,000 shares
Vitality Portfolio – Class I	625,000,000 shares
Vitality Portfolio – Class A	625,000,000 shares
Vitality Portfolio – Class R6	625,000,000 shares
Vitality Portfolio – Class C	625,000,000 shares
Vitality Portfolio – Class IR	625,000,000 shares
Total	114,750,000,000 shares
†	The par value of all shares of common stock of all portfolios and classes that the Corporation has authority to issue is $0.001 per share.

FOURTH: The foregoing amendment to the Charter as set forth in these Articles of Amendment is limited to a change expressly authorized by Section 2-605 of the MGCL to be made without action by the stockholders, and was approved by a majority of the entire Board of Directors, without action by the stockholders.

FIFTH: These Articles of Amendment shall be effective on June 27, 2024 at 9:00 a.m. Eastern Time.

SIXTH: These Articles of Amendment do not increase the authorized stock of the Corporation.

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IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its Vice President and attested to on its behalf by its Assistant Secretary on this 5th day of June, 2024.

MORGAN STANLEY INSTITUTIONAL FUND, INC.

By:	/s/ Michael J. Key
Michael J. Key
Vice President

ATTEST:

/s/ Francesca Mead
Francesca Mead
Assistant Secretary

THE UNDERSIGNED, Vice President of MORGAN STANLEY INSTITUTIONAL FUND, INC., who executed on behalf of the Corporation the foregoing Articles of Amendment of which this certificate is made a part, hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Articles of Amendment to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Vice President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

/s/ Michael J. Key
Michael J. Key
Vice President